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   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS BOND FUND

SEPTEMBER 30, 1997

ADVANTUS BOND FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                  2

INVESTMENTS IN SECURITIES           7

STATEMENT OF ASSETS AND
LIABILITIES                        10

STATEMENT OF OPERATIONS            11

STATEMENTS OF CHANGES IN
NET ASSETS                         12

NOTES TO FINANCIAL
STATEMENTS                         13

INDEPENDENT AUDITORS'
REPORT                             18

FEDERAL INCOME TAX
INFORMATION                        19

SHAREHOLDER SERVICES               21

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

The 1997 fiscal year has been a rewarding one for investors. On the equity side, despite the anticipation of a market downturn, the equity market continued to climb. Over the twelve month period ending September 30, 1997, the S&P 500* gained 40.5 percent; over 26 percent of that gain was for the trailing six months. We saw a slight market decline of 5.5 percent in August, but stocks bounced back by the end of September.

As the stock market continues to push forward, some investors lose sight of the importance of maintaining a position of their assets in bonds. Investors who diversify their portfolio assets between stocks and bonds can better position their portfolio in the event of stock market downturns. There was not a stock market correction of major significance during this reporting period.

The bond market demonstrated strong performance throughout 1997. For the twelve month period ending September 30, 1997, the Lehman Corporate Bond Index** returned 10.8 percent. This is a 6 percent increase over last year's return. Stable interest rates and low inflation have contributed to the bond market's stellar performance.

Your Advantus Family of Funds includes a range of equity and bond offerings. I recommend that you talk with your Ascend financial representative to ensure that your portfolio has an appropriate balance for your situation. As we continue to watch the stock market hit new highs, we cannot assume that upward moves are a continuing trend.

In the pages that follow, the Fund's manager will give you more information about the economy and conditions within the market that may have affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

We assert that a long-range view of investing provides the greatest benefit to our shareholders. We encourage you to maintain a long-range view, and we believe that you will derive the greatest benefit by doing so.

Sincerely,

/s/ Paul Gooding
Paul Gooding, President
Advantus Capital Management, Inc.

 *The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.

**The Lehman Corporate Bond Index includes all fixed-rate, publicly traded, investment grade corporate debt with at least one year to maturity and $50 million par value outstanding.

ADVANTUS BOND FUND
PERFORMANCE UPDATE
[PHOTO]
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Bond Fund is a mutual fund
designed for investors seeking a high
level of current income consistent with
prudent investment risk. The Fund plans
to achieve its objective primarily by
investing in a diversified portfolio of
investment grade short, intermediate and long-term debt securities. The Fund manager varies the proportion of assets invested in each maturity category depending upon the evaluation of market patterns and economic trends by the Fund's investment adviser.

  - Dividends declared daily and paid
   monthly.

  - Capital gains distributions paid
   annually.
PERFORMANCE

The Advantus Bond Fund's performance for the year ended September 30, 1997, for each class of shares offered was as follows:

Class A..........................  10.6 percent*
Class B..........................  9.7 percent*
Class C..........................  9.6 percent*

For the same period, the Lehman Corporate Bond Index** returned 10.8 percent. The Fund's peer group, the Lipper A-Rated Bond Funds,+ returned 9.6 percent for the same period.

Interest rates continued to be range bound over the past year, but began to test the lower end of the range as signs of low inflation and a sidelined Federal Reserve encouraged bond investors. When the twelve month period ended, the interest rate on the two-year U.S. Treasury Note had decreased 32 basis points to yield 5.78 percent. The thirty-year U.S. Treasury Bond closed the period yielding 6.40 percent, 52 basis points lower. Bond prices rise when interest rates fall, so the movement to lower interest rates had a positive impact on the total returns for the period.

PORTFOLIO RECAP

The themes for the year were active interest rate management and finding the best relative value in the corporate bond market. When interest rates peaked north of seven percent in early April and then again in late May, duration was extended. As rates declined into late April and then again in June, the Fund's maturity was shortened. Thirty-year U.S. Treasury Bonds were bought and sold to adjust the duration targets. These moves benefited the Fund as capital gains were realized on the price appreciation. The price appreciation coupled with interest income produced above average returns for the period. On the corporate bond side, our exposure to cable/media and the brokerage sectors was a positive contributor to the overall portfolio performance as their credit spreads tightened, driving their prices higher. Our holdings in some U.S. pay international bonds detracted from the overall total return as their credit spreads widened late in the year due to financial uncertainties in the Southeast Asia. The volatility in this sector has created an opportunity for future periods.

The overall credit quality of the Bond Fund is high single A, with all of the securities possessing an investment grade rating by either Moody's or S&P. At period end, 80 percent of the Fund's securities were invested in corporate bonds, 12 percent in mortgaged backed securities, 7 percent in U.S. Government bonds, and 1 percent in money market instruments.

                                                              ADVANTUS BOND FUND
                                                              SEPTEMBER 30, 1997

OUTLOOK

At the beginning of the calendar year, our expectation was that 1997 bond market would be very similar to the bond market experienced in 1996. Through the first nine months of the calendar year this statement has held true, and we expect the trend of range bound interest rates to continue. There are two main forces at work in the bond market that will keep interest rates range bound for the foreseeable future. The force pushing interest rates lower (bond prices higher) is low inflation. The force pulling interest rates higher (bond prices lower) is strong economic growth. As the economy is likely to continue producing solid economic growth with low inflation, long-term interest rates will likely fluctuate between six and seven percent. These boundaries will hold until economic growth slows to below 1.5 percent or inflation rises above 3.5 percent. We believe future quarterly economic growth will fluctuate between 1 percent and 4 percent, while maintaining at least a 2.5 percent average. Long-term inflation will likely be contained by the forces of cheap global labor, technology and productivity enhancements, and remain below 3 percent. These factors could then reduce price volatility and allow fixed income investors to earn an attractive coupon payment as we move forward into 1998.

We will continue to take advantage of opportunities to buy undervalued securities and extend duration during periods of market weakness and reduce the Fund's exposure to interest rate risk during periods of market strength. *Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Lehman Brother's Corporate Bond Index includes all fixed-rate, publicly traded, investment grade corporate debt with at least one year to maturity and $50 million par value outstanding.
+Average return of 126 A-rated bond funds according to Lipper Analytical Services, Inc.

ADVANTUS BOND FUND
SEPTEMBER 30, 1997

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
           $10,000 INVESTMENT IN ADVANTUS BOND FUND, LEHMAN BROTHER'S
                 CORPORATE BOND INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Bond Fund compared to the Lehman Brother's Corporate Bond Index and the Consumer Price Index. The three lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1987 through September 30, 1997. The three lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Bond Fund (August 19, 1994 and March 1, 1995 for Class B and C, respectively) through September 30, 1997.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         5.0%
Five year                        5.7%
Ten year                         7.7%
(Thousands)                   Class A  Lehman Brother's Index        CPI
9/30/87                       $10,000                 $10,000    $10,000
10/31/87                       $9,543                 $10,014    $10,083
10/31/88                      $10,163                 $11,343    $10,512
10/31/89                      $11,267                 $12,751    $10,994
10/31/90                      $11,769                 $13,295    $11,686
10/31/91                      $13,493                 $15,639    $12,028
10/31/92                      $14,942                 $17,376    $12,413
10/31/93                      $17,041                 $20,011    $12,746
9/30/94                       $15,904                 $19,020    $13,132
9/30/95                       $18,298                 $22,252    $13,421
9/30/96                       $19,034                 $23,308    $13,824
9/30/97                       $21,047                 $25,835    $14,131

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         4.7%
Since inception (8/19/94)        7.4%
(Thousands)                   Class B  Lehman Brother's Index        CPI
8/19/94                       $10,000                 $10,000    $10,000
9/30/94                        $9,876                  $9,819    $10,067
9/30/95                       $10,801                 $11,488    $10,289
9/30/96                       $11,252                 $12,033    $10,598
9/30/97                       $12,480                 $13,337    $10,833

                                                              ADVANTUS BOND FUND
                                                              SEPTEMBER 30, 1997

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         9.6%
Since inception (3/1/95)         8.5%
(Thousands)                   Class C  Lehman Brother's Index        CPI
3/01/95                       $10,000                 $10,000    $10,000
9/30/95                       $10,925                 $11,087    $10,146
9/30/96                       $11,265                 $11,613    $10,450
9/30/97                       $12,348                 $12,872    $10,682

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS BOND FUND
SEPTEMBER 30, 1997

TEN LARGEST BOND HOLDINGS

                                                       MARKET       % OF BOND
COMPANY                                                VALUE        PORTFOLIO
--------------------------------------------------  ------------   -----------
Lehman Brothers Inc--7.360%, 12/15/03.............  $  1,029,326        4.6%
Federal Home Loan Bank--7.105%, 05/06/02..........     1,018,753        4.6%
PNC Bank Corporation--6.728%, 01/25/07............       912,938        4.1%
Morgan Stanley--6.875%, 03/01/07..................       906,279        4.0%
Midland Bank PLC--7.625%, 06/15/06................       846,018        3.8%
Premark International Inc--10.500%, 09/15/00......       832,597        3.7%
TCI Communications--8.750%, 08/01/15..............       827,085        3.7%
Joy Technologies Incorporated--10.250%,
 09/01/03.........................................       812,581        3.6%
Associates Corporation of North America-- 6.625%,
 05/15/01.........................................       809,093        3.6%
General Electric Capital Corporation--6.660%,
 05/01/18.........................................       758,231        3.4%
                                                    ------------        ---
                                                    $  8,752,901       39.1%
                                                    ------------        ---
                                                    ------------        ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Preferred Stock                      5.1%
Cash and Other
Assets/Liabilities                   2.8%
U.S. Treasury                         .8%
U.S. Government Agencies            12.6%
AAA Rated                           14.7%
AA Rated                             8.7%
A Rated                             25.7%
BBB Rated                           27.5%
BB Rated                             2.1%

                                                              ADVANTUS BOND FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1997
           (Percentages of each investment category relate to total net assets.)

                                                                                            MARKET
  PRINCIPAL                                                                                VALUE(a)
-------------                                                                            ------------
LONG-TERM DEBT SECURITIES (92.1%)
  GOVERNMENT OBLIGATIONS (17.2%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (13.4%)
$   1,000,000   Federal Home Loan Bank...........................     7.105%   05/06/02  $  1,018,753
      355,380   Federal National Mortgage Association............     7.000%   09/01/17       358,216
      500,000   Federal Home Loan Mortgage Corporation...........     7.030%   04/05/04       502,998
      272,000   FHR PAC Bond.....................................     5.000%   04/15/23       264,139
      268,108   Government National Mortgage Association.........     7.000%   04/15/22       269,548
      411,037   Government National Mortgage Association.........     8.000%   04/15/25       424,966
      208,663   Government National Mortgage Association.........     7.000%   03/15/23       209,368
      200,000   U.S. Treasury Bond...............................     6.625%   02/15/27       204,750
                                                                                         ------------
                                                                                            3,252,738
                                                                                         ------------
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (3.8%)
      400,000   California Housing Finance Agency................     7.760%   08/01/25       406,625
      250,000   California Housing Finance Agency................     8.160%   02/01/28       260,391
      253,772   Wyoming Community Development Authority..........     6.850%   06/01/10       254,169
                                                                                         ------------
                                                                                              921,185
                                                                                         ------------
                Total government obligations (cost: $4,055,583)........................     4,173,923
                                                                                         ------------
  CORPORATE OBLIGATIONS (74.9%)
    BASIC MATERIALS (2.2%)
      Chemicals (2.2%)
      518,621   Ciba Geigy Corporation 144A Issue (c)............     7.240%   01/02/16       532,214
                                                                                         ------------
    CAPITAL GOODS (3.4%)
      Engineering/Construction (3.4%)
      750,000   Joy Technologies Incorporated....................    10.250%   09/01/03       812,581
                                                                                         ------------
    COMMUNICATION SERVICES (2.9%)
      Telephone (2.9%)
      700,000   Bellsouth Telecommunications.....................     6.250%   05/15/03       697,773
                                                                                         ------------
    CONSUMER CYCLICAL (1.8%)
      Building Materials (1.8%)
      450,000   Masco Corporation................................     6.125%   09/15/03       440,425
                                                                                         ------------
    CONSUMER STAPLES (12.0%)
      Beverage (2.1%)
      500,000   Anheuser-Busch Companies, Inc....................     7.100%   06/15/07       512,164
                                                                                         ------------
      Broadcasting (3.4%)
      750,000   TCI Communications...............................     8.750%   08/01/15       827,085
                                                                                         ------------
      Entertainment (3.0%)
      750,000   Time Warner Incorporated 144A Issue (c)..........     6.100%   12/30/01       730,028
                                                                                         ------------

              See accompanying notes to investments in securities.

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                            MARKET
  PRINCIPAL                                                                                VALUE(a)
-------------                                                                            ------------
  CORPORATE OBLIGATIONS--CONTINUED
      Household Product (3.5%)
$     750,000   Premark International Inc........................    10.500%   09/15/00  $    832,597
                                                                                         ------------
    ENERGY (5.2%)
      Oil and Gas (5.2%)
      500,000   Dresser Industries Inc...........................     8.000%   04/15/03       535,128
      700,000   Petroleum Geo-Services ASA (b)...................     7.500%   03/31/07       726,916
                                                                                         ------------
                                                                                            1,262,044
                                                                                         ------------
    FINANCIAL (41.2%)
      Auto Finance (2.0%)
      500,000   Ford Motor Credit Company........................     6.250%   12/08/05       485,979
                                                                                         ------------
      Banks (13.7%)
      700,000   Banco Santiago Bank (b)..........................     7.000%   07/18/07       700,879
      800,000   Midland Bank PLC (b).............................     7.625%   06/15/06       846,018
      300,000   Norwest Corporation..............................     7.680%   05/10/02       304,367
      700,000   St. George Bank 144A Issue (b) (c)...............     8.485%   12/31/49       748,047
      700,000   Wells Fargo Capital..............................     7.960%   12/15/26       714,322
                                                                                         ------------
                                                                                            3,313,633
                                                                                         ------------
      Collateralized Mortgage Obligations/Asset Backed Securities (5.6%)
      300,000   CFSB Finance Company 144A Issue (c)..............     7.542%   11/15/05       304,781
      150,578   Green Tree Financial Corporation, Series
                 1995-A..........................................     7.250%   07/15/05       151,323
      900,000   PNC Bank Corporation.............................     6.728%   01/25/07       912,938
                                                                                         ------------
                                                                                            1,369,042
                                                                                         ------------
      Commercial Finance (3.1%)
      750,000   General Electric Capital Corporation.............     6.660%   05/01/18       758,231
                                                                                         ------------
      Consumer Finance (3.3%)
      800,000   Associates Corporation of North America..........     6.625%   05/15/01       809,092
                                                                                         ------------
      Finance--Diversified (2.1%)
      500,000   Guangdong Enterprises 144A Issue (b) (c).........     8.875%   05/22/07       506,835
                                                                                         ------------
      Insurance (1.5%)
      350,000   URC Holdings Corporation 144A Issue (c)..........     7.875%   06/30/06       369,250
                                                                                         ------------
      Investment Bankers/Brokers (7.8%)
    1,000,000   Lehman Brothers Inc..............................     7.360%   12/15/03     1,029,326
      900,000   Morgan Stanley...................................     6.875%   03/01/07       906,279
                                                                                         ------------
                                                                                            1,935,605
                                                                                         ------------
      Real Estate Investment Trust (2.1%)
      500,000   Security Capital Pacific Trust...................     7.500%   02/15/14       513,228
                                                                                         ------------

              See accompanying notes to investments in securities.

                                                              ADVANTUS BOND FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                            MARKET
  PRINCIPAL                                                                                VALUE(a)
-------------                                                                            ------------
  CORPORATE OBLIGATIONS--CONTINUED
    UTILITES (6.2%)
      Electric Companies (6.2%)
$     750,000   Enersis S.A. (b).................................     6.900%   12/01/06  $    749,400
      750,000   Wisconsin Electric Power Company.................     5.125%   09/15/98       744,810
                                                                                         ------------
                                                                                            1,494,210
                                                                                         ------------
                Total corporate obligations (cost: $17,915,258)........................    18,202,016
                                                                                         ------------
                Total long-term debt securities (cost: $21,970,841)....................    22,375,939
                                                                                         ------------
   SHARES
-------------
PREFERRED STOCKS (5.1%)
    FINANCIAL (5.1%)
      Real Estate Investment Trust (5.1%)
       14,000   Duke Realty Investments Inc.--7.99%....................................       705,250
       10,000   Security Capital Industrial, Series C--8.54%...........................       534,380
                                                                                         ------------
                Total preferred stock (cost: $1,200,000)...............................     1,239,630
                                                                                         ------------
  PRINCIPAL
-------------
SHORT-TERM SECURITIES (2.5%)
$     200,000   PPG Industries, Inc. CP..........................     5.613%   10/29/97       199,134
      250,000   Wal-Mart Stores CP...............................     5.571%   10/15/97       249,428
      150,000   U.S. Treasury Bill...............................     4.945%   12/11/97       148,550
                                                                                         ------------
                Total short-term securities (cost: $597,180)...........................       597,112
                                                                                         ------------
                Total investments in securities (cost: $23,768,021) (d)................  $ 24,212,681
                                                                                         ------------
                                                                                         ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 17.6% of the net assets in foreign securities as of September 30, 1997.
(c) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at September 30, 1997, which includes acquisition date and cost, is as follows:

                                                         ACQUISITION
     SECURITY:                                              DATE          COST
     --------------------------------------------------  ----------   ------------
     St. George Bank 144A Issue........................   06/12/97    $    700,000
     CFSB Finance Company 144A Issue...................   05/15/96         291,938
     Guangdong Enterprises 144A Issue..................   08/06/97         516,090
     URC Holdings Corporation 144A Issue...............   09/26/97         367,392
     Ciba Geigy Corporation 144A Issue.................   Various          518,621
     Time Warner Incorporated 144A Issue...............   05/06/97         710,603
                                                                      ------------
                                                                      $  3,104,644
                                                                      ------------
                                                                      ------------

(d) At September 30, 1997 the cost of securities for federal income tax purposes was $23,768,021. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................               $    474,950
     Gross unrealized depreciation.....................                    (30,290)
                                                                      ------------
     Net unrealized appreciation.......................               $    444,660
                                                                      ------------
                                                                      ------------

ADVANTUS BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

                                     ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $23,768,021).....  $  24,212,681
Cash in bank on demand deposit....................................        128,145
Receivable for Fund shares sold...................................         58,633
Accrued interest receivable.......................................        375,257
                                                                    -------------
    Total assets..................................................     24,774,716
                                                                    -------------
                                   LIABILITIES
Payable for Fund shares repurchased...............................         91,373
Payable for investment securities purchased.......................        374,359
Payable to Adviser................................................         24,725
                                                                    -------------
    Total liabilities.............................................        490,457
                                                                    -------------
Net assets applicable to outstanding capital stock................  $  24,284,259
                                                                    -------------
                                                                    -------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2 billion shares, Class B--2 billion shares, Class C--2 billion shares
   and 4 billion shares unallocated) of $.01 par value (note 1)...  $      23,291
  Additional paid-in capital......................................     23,979,164
  Undistributed net investment income.............................         15,801
  Accumulated net realized losses from investments................       (178,657)
  Unrealized appreciation of investments..........................        444,660
                                                                    -------------
    Total--representing net assets applicable to outstanding
     capital stock................................................  $  24,284,259
                                                                    -------------
                                                                    -------------
Net assets applicable to outstanding Class A Shares...............  $  17,121,871
                                                                    -------------
                                                                    -------------
Net assets applicable to outstanding Class B Shares...............  $   6,263,466
                                                                    -------------
                                                                    -------------
Net assets applicable to outstanding Class C Shares...............  $     898,922
                                                                    -------------
                                                                    -------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 1,642,025...........................  $       10.43
                                                                    -------------
                                                                    -------------
  Class B--Shares outstanding 600,784.............................  $       10.43
                                                                    -------------
                                                                    -------------
  Class C--Shares outstanding 86,285..............................  $       10.42
                                                                    -------------
                                                                    -------------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1997

Investment income:
  Interest........................................................  $   1,535,196
  Dividends.......................................................         50,146
                                                                    -------------
      Total investment income.....................................      1,585,342
                                                                    -------------
Expenses (note 4):
  Investment advisory fee.........................................        154,304
  Distribution fees--Class A......................................         49,460
  Distribution fees--Class B......................................         47,412
  Distribution fees--Class C......................................          8,158
  Administrative services fee.....................................         43,200
  Custodian fees..................................................          8,889
  Auditing and accounting services................................          9,284
  Legal fees......................................................          2,767
  Directors' fees.................................................            445
  Registration fees...............................................         33,292
  Printing and shareholder reports................................         28,329
  Insurance.......................................................          4,894
  Other...........................................................          9,044
                                                                    -------------
      Total expenses..............................................        399,478
  Less fees and expenses waived or absorbed:
    Class A distribution fees.....................................        (32,973)
    Other fund expenses...........................................        (96,058)
                                                                    -------------
      Total fees and expenses waived or absorbed..................       (129,031)
                                                                    -------------
      Total net expenses..........................................        270,447
                                                                    -------------
      Investment income--net......................................      1,314,895
                                                                    -------------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)......................        239,770
  Net change in unrealized appreciation or depreciation on
   investments....................................................        630,935
                                                                    -------------
    Net gains on investments......................................        870,705
                                                                    -------------
Net increase in net assets resulting from operations..............  $   2,185,600
                                                                    -------------
                                                                    -------------

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                                  1997            1996
                                                              -------------   -------------
Operations:
  Investment income--net....................................  $   1,314,895   $   1,109,617
  Net realized gains (losses) on investments................        239,770         (23,772)
  Net change in unrealized appreciation or depreciation on
   investments..............................................        630,935        (375,184)
                                                              -------------   -------------
      Increase in net assets resulting from operations......      2,185,600         710,661
                                                              -------------   -------------
Distributions to shareholders from investment income--net:
    Class A.................................................     (1,017,311)       (965,303)
    Class B.................................................       (251,336)       (120,874)
    Class C.................................................        (43,228)        (17,365)
                                                              -------------   -------------
      Total distributions...................................     (1,311,875)     (1,103,542)
                                                              -------------   -------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.................................................      3,674,438       3,513,269
    Class B.................................................      3,408,787       2,681,828
    Class C.................................................        541,433         678,300
  Proceeds from shares issued as a result of reinvested
   dividends:
    Class A.................................................        648,833         569,404
    Class B.................................................        216,906         108,590
    Class C.................................................         38,398          16,513
  Payments for redemption of shares:
    Class A.................................................     (4,367,419)     (2,541,805)
    Class B.................................................     (1,099,162)       (342,179)
    Class C.................................................       (375,711)       (136,300)
                                                              -------------   -------------
      Increase in net assets from capital share
       transactions.........................................      2,686,503       4,547,620
                                                              -------------   -------------
      Total increase in net assets..........................      3,560,228       4,154,739
Net assets at beginning of year.............................     20,724,031      16,569,292
                                                              -------------   -------------
Net assets at end of year (including undistributed net
 investment income of $15,801 and $12,781, respectively)....  $  24,284,259   $  20,724,031
                                                              -------------   -------------
                                                              -------------   -------------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1997

(1) ORGANIZATION
    The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    For federal income tax purposes, the Fund had a capital loss carryover at September 30, 1997 of $178,657, which, if not offset by subsequent capital gains, will expire September 30, 2003. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expired.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1997, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $40,912,635 and $37,232,538, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is

                                                              ADVANTUS BOND FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED) currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .10 percent. Ascend waived Class A distribution fees in the amount of $32,973 for the year ended September 30, 1997.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal fees, auditing and accounting services fees and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,600 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1997, Advantus Capital voluntarily agreed to absorb $96,058 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $132,436.

    As of September 30, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 380,850 Class A shares which represents 23.2 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,767.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1997 and 1996 were as follows:

                                                         CLASS A                 CLASS B               CLASS C
                                                  ----------------------  ---------------------  --------------------
                                                     1997        1996        1997       1996       1997       1996
                                                  ----------  ----------  ----------  ---------  ---------  ---------
Sold............................................     359,147     345,079     335,052    263,964     53,035     67,269
Issued for reinvested distributions.............      63,405      56,247      21,179     10,745      3,757      1,636
Redeemed........................................    (428,519)   (249,660)   (107,760)   (33,988)   (36,827)   (13,540)
                                                  ----------  ----------  ----------  ---------  ---------  ---------
                                                      (5,967)    151,666     248,471    240,721     19,965     55,365
                                                  ----------  ----------  ----------  ---------  ---------  ---------
                                                  ----------  ----------  ----------  ---------  ---------  ---------

(6) RESTRICTED SECURITIES
    At September 30, 1997, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note
2. The aggregate value of restricted securities held by the Fund at September 30, 1997 was $3,191,155 which represents 13.1% of net assets.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                            CLASS A
                                ----------------------------------------------------------------
                                                                     PERIOD FROM
                                                                     NOVEMBER 1,
                                    YEAR ENDED SEPTEMBER 30,           1993 TO       YEAR ENDED
                                ---------------------------------   SEPTEMBER 30,   OCTOBER 31,
                                  1997       1996       1995(a)        1994(b)          1993
                                ---------  ---------  -----------  ---------------  ------------
Net asset value, beginning of
 period.......................  $   10.03  $   10.24   $    9.50      $   11.21      $    10.72
                                ---------  ---------  -----------       -------     ------------
Income from investment
 operations:
  Net investment income.......        .63        .62         .64            .53             .63
  Net gains or losses on
   securities (both realized
   and unrealized)............        .40       (.22)        .74          (1.24)            .78
                                ---------  ---------  -----------       -------     ------------
    Total from investment
     operations...............       1.03        .40        1.38           (.71)           1.41
                                ---------  ---------  -----------       -------     ------------
Less distributions:
  Dividends from net
   investment income..........       (.63)      (.61)       (.64)          (.53)           (.63)
  Distributions from capital
   gains......................         --         --          --           (.47)           (.29)
                                ---------  ---------  -----------       -------     ------------
    Total distributions.......       (.63)      (.61)       (.64)         (1.00)           (.92)
                                ---------  ---------  -----------       -------     ------------
Net asset value, end of
 period.......................  $   10.43  $   10.03   $   10.24      $    9.50      $    11.21
                                ---------  ---------  -----------       -------     ------------
                                ---------  ---------  -----------       -------     ------------
Total return (d)..............       10.6%       4.0%       15.1%          (6.7)%          14.0%
Net assets, end of period (in
 thousands)...................  $  17,122  $  16,528   $  15,315      $  13,879      $   14,494
Ratio of expenses to average
 daily net assets (e).........       1.00%      1.00%       1.00%          1.00%(f)        1.00%
Ratio of net investment income
 to average daily net assets
 (e)..........................       6.18%      6.08%       6.58%          5.79%(f)        5.78%
Portfolio turnover rate
 (excluding short-term
 securities)..................      180.5%     222.6%      270.7%         163.5%          139.5%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.

                                                              ADVANTUS BOND FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                      CLASS B                                        CLASS C
                                ----------------------------------------------------  -------------------------------------
                                                                      PERIOD FROM                             PERIOD FROM
                                                                      AUGUST 19,           YEAR ENDED          MARCH 1,
                                    YEAR ENDED SEPTEMBER 30,          1994(c) TO         SEPTEMBER 30,        1995(c) TO
                                ---------------------------------    SEPTEMBER 30,    --------------------   SEPTEMBER 30,
                                  1997       1996       1995(a)          1994           1997       1996          1995
                                ---------  ---------  -----------  -----------------  ---------  ---------  ---------------
Net asset value, beginning of
 period.......................  $   10.02  $   10.23   $    9.50       $    9.68      $   10.02  $   10.23     $    9.67
                                ---------  ---------  -----------          -----      ---------  ---------        ------
Income from investment
 operations:
  Net investment income.......        .54        .53         .55             .06            .54        .52           .33
  Net gains or losses on
   securities (both realized
   and unrealized)............        .41       (.21)        .73            (.18)           .40       (.21)          .55
                                ---------  ---------  -----------          -----      ---------  ---------        ------
    Total from investment
     operations...............        .95        .32        1.28            (.12)           .94        .31           .88
                                ---------  ---------  -----------          -----      ---------  ---------        ------
Less distributions:
  Dividends from net
   investment income..........       (.54)      (.53)       (.55)           (.06)          (.54)      (.52)         (.32)
  Distributions from capital
   gains......................         --         --          --              --             --         --            --
                                ---------  ---------  -----------          -----      ---------  ---------        ------
    Total distributions.......       (.54)      (.53)       (.55)           (.06)          (.54)      (.52)         (.32)
                                ---------  ---------  -----------          -----      ---------  ---------        ------
Net asset value, end of
 period.......................  $   10.43  $   10.02   $   10.23       $    9.50      $   10.42  $   10.02     $   10.23
                                ---------  ---------  -----------          -----      ---------  ---------        ------
                                ---------  ---------  -----------          -----      ---------  ---------        ------
Total return (d)..............        9.7%       3.1%       13.9%           (1.2)%          9.6%       3.1%          9.3%
Net assets, end of period (in
 thousands)...................  $   6,263  $   3,532   $   1,142       $      51      $     899  $     665     $     112
Ratio of expenses to average
 daily net assets (e).........       1.90%      1.90%       1.90%            .22%(g)       1.90%      1.90%         1.90%(f)
Ratio of net investment income
 to average daily net assets
 (e)..........................       5.32%      5.19%       5.61%            .69%(g)       5.30%      5.20%         5.54%(f)
Portfolio turnover rate
 (excluding short-term
 securities)..................      180.5%     222.6%      270.7%          163.5%         180.5%     222.6%        270.7%

------------

(e) The Fund's Adviser and Distributor voluntarily absorbed or waived $129,031, $120,750, $129,155, $107,448 and $86,877 in expenses for the years ended
    September 30, 1997, 1996, 1995, the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.64%, 1.68%, 1.88%, 1.83% and 1.70%, respectively, and the ratio of net investment income to average daily net assets would have been 5.54%, 5.40%, 5.70%, 4.95% and 5.08%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.34%, 2.38%, 2.56% and .35%, respectively, and the ratio of net investment income to average daily net assets would have been 4.88%, 4.71%, 4.95% and .56%, respectively, the years ended September 30, 1997, 1996, 1995 and the period ended September 30, 1994. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.34%, 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.86%, 4.72% and 4.88%, respectively, the years ended September 30, 1997 and 1996 and the period ended September 30, 1995.
(f) Adjusted to an annual basis.
(g) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Bond Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Bond Fund, Inc. (the Fund) as of September 30, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the three years then ended, the period from November 1, 1993 to September 30, 1994 and for the year ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1997 and the results of its operations, changes in its net assets and financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 7, 1997

                                                              ADVANTUS BOND FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1997. Dividends for the 1997 calendar year will be reported to you on Form 1099-Div in late January 1998. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

Income distributions--taxable as dividend income, 3.8% qualifying for deduction by corporations

PAYABLE DATE                              PER SHARE
----------------------------------------  ---------
October 31, 1996........................  $   .0527
November 30, 1996.......................      .0501
December 31, 1996.......................      .0537
January 31, 1997........................      .0539
February 28, 1997.......................      .0469
March 31, 1997..........................      .0553
April 30, 1997..........................      .0440
May 31, 1997............................      .0556
June 30, 1997...........................      .0539
July 31, 1997...........................      .0483
August 31, 1997.........................      .0506
September 30, 1997......................      .0646
                                          ---------
                                          $   .6296
                                          ---------
                                          ---------

CLASS B

Income distributions--taxable as dividend income, 3.8% qualifying for deduction by corporations

PAYABLE DATE                              PER SHARE
----------------------------------------  ---------
October 31, 1996........................  $   .0449
November 30, 1996.......................      .0425
December 31, 1996.......................      .0459
January 31, 1997........................      .0461
February 28, 1997.......................      .0398
March 31, 1997..........................      .0476
April 30, 1997..........................      .0367
May 31, 1997............................      .0479
June 30, 1997...........................      .0466
July 31, 1997...........................      .0404
August 31, 1997.........................      .0427
September 30, 1997......................      .0584
                                          ---------
                                          $   .5395
                                          ---------
                                          ---------

ADVANTUS BOND FUND
FEDERAL INCOME TAX INFORMATION--CONTINUED

CLASS C

Income distributions--taxable as dividend income, 3.8% qualifying for deduction by corporations

PAYABLE DATE                              PER SHARE
----------------------------------------  ---------
October 31, 1996........................  $   .0449
November 30, 1996.......................      .0424
December 31, 1996.......................      .0459
January 31, 1997........................      .0461
February 28, 1997.......................      .0398
March 31, 1997..........................      .0476
April 30, 1997..........................      .0366
May 31, 1997............................      .0479
June 30, 1997...........................      .0463
July 31, 1997...........................      .0404
August 31, 1997.........................      .0427
September 30, 1997......................      .0584
                                          ---------
                                          $   .5390
                                          ---------
                                          ---------

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for

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telephone redemption on the Advantus Application or complete a Service Request
Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund

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
     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                         [ADVANTUS-TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48645 Rev 11-1997